ING SEPARATE PORTFOLIOS TRUST

ING SPorts Core Fixed Income Fund

(“Fund”)

Supplement dated September 20, 2010

to the Fund’s Prospectus, dated July 30, 2010 (“Prospectus”)

Effective immediately the Fund’s Prospectus is revised as follows:

1.	The sub-section entitled “Fund Diversification” of the section entitled “Key Fund Information” of the statutory section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Fund Diversification

The Fund is diversified, as defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE